Commercial Aerospace Industry Assets and Commitments	12 Months Ended
Dec. 31, 2018
Other Commitments [Abstract]
Commercial Aerospace Industry Assets and Commitments
NOTE 5: COMMERCIAL AEROSPACE INDUSTRY ASSETS AND COMMITMENTS
We have receivables and other financing assets with commercial aerospace industry customers totaling $11,695 million and $9,477 million at December 31, 2018 and 2017, respectively. These include customer financing assets related to commercial aerospace industry customers, consisting of products under lease of $2,736 million and $1,913 million, and notes and leases receivable of $299 million and $652 million, at December 31, 2018 and 2017, respectively.
Aircraft financing commitments, in the form of debt or lease financing, are provided to commercial aerospace customers. The extent to which the financing commitments will be utilized is not currently known, since customers may be able to obtain more favorable terms from other financing sources. We may also arrange for third-party investors to assume a portion of these commitments. If financing commitments are exercised, debt financing is generally secured by assets with fair market values equal to or exceeding the financed amounts consistent with market terms and conditions. We may also lease aircraft and subsequently sublease the aircraft to customers under long-term non-cancelable operating leases. Our financing commitments with customers are contingent upon maintenance of certain levels of financial condition by the customers.
We have also made residual value and other guarantees related to various commercial aerospace customer financing arrangements. The estimated fair market values of the guaranteed assets equal or exceed the value of the related guarantees, net of existing reserves. We have residual value and other guarantees of $348 million as of December 31, 2018. Refer to Note 17 to the Consolidated Financial Statements for additional discussion on guarantees.
We also have other contractual commitments, including commitments to secure certain contractual rights to provide product on new aircraft platforms, which are included in "Other commercial aerospace commitments" in the table below. Payments made on these contractual commitments are included within other intangible assets and are to be amortized over the term of underlying economic benefit. Our commercial aerospace financing and other contractual commitments as of December 31, 2018 were approximately $15.5 billion. We have entered into certain collaboration arrangements, which may include participation by our collaboration partners in these commitments.
The following is the expected maturity of commercial aerospace industry assets and commitments as of December 31, 2018:

(dollars in millions)	Committed	2019	2020	2021	2022	2023	Thereafter
Notes and leases receivable	$299	$25	$97	$53	$22	$23	$79
Commercial aerospace financing commitments	$4,556	$862	$709	$1,001	$873	$640	$471
Other commercial aerospace commitments	10,914	815	706	673	708	585	7,427
Collaboration partners' share	(5,261)	(468)	(448)	(562)	(513)	(412)	(2,858)
Total commercial commitments	$10,209	$1,209	$967	$1,112	$1,068	$813	$5,040

In connection with our 2012 agreement to acquire Rolls-Royce's ownership and collaboration interests in IAE, additional payments are due to Rolls-Royce contingent upon each hour flown through June 2027 by the V2500-powered aircraft in service as of the acquisition date. These flight hour payments, included in "Other commercial aerospace commitments" in the table above, are being capitalized as collaboration intangible assets.
We have long-term aftermarket maintenance contracts with commercial aerospace industry customers for which revenue is recognized over-time in proportion to actual costs incurred relative to total expected costs to be incurred over the respective contract periods. Billings, however, are typically based on factors such as aircraft or engine flight hours. The timing differences between the billings and the maintenance costs incurred generates both Contract assets and Contract liabilities, previously referred to as unbilled receivables and deferred revenue. Additionally, we have other contracts with commercial aerospace industry customers which can result in the generation of Contract assets and Contract liabilities. Contract assets related to long-term aftermarket and other contracts totaled $2,247 million at December 31, 2018 and are included in "Contract assets, current" and "Other assets" in the accompanying Consolidated Balance Sheet. Unbilled receivables totaled $1,109 million at December 31, 2017 and are included in “Accounts receivable” and “Other Assets” in the accompanying Consolidated Balance Sheet.
Contract liabilities totaled $7,083 million and are included in "Contract liabilities, current" and "Other long-term liabilities" in the accompanying Consolidated Balance Sheet. Deferred revenue totaled $5,048 million at December 31, 2017 and are included in "Accrued liabilities" and "Other long-term liabilities" in the accompanying Consolidated Balance Sheet.
In connection with the adoption of the New Revenue Standard, costs for engineering and development of aerospace products have been capitalized as contract fulfillment costs to the extent recoverable. Contract fulfillment costs related to commercial aerospace industry customers is $830 million as of December 31, 2018 and is included in "Other Assets" in the accompanying Consolidated Balance Sheet.
Reserves related to aerospace receivables and financing assets were $245 million and $175 million at December 31, 2018 and 2017, respectively. Reserves related to financing commitments and guarantees were $15 million and $23 million at December 31, 2018 and 2017, respectively.
In addition, in connection with the acquisition of Rockwell Collins in 2018 and Goodrich in 2012, we recorded assumed liabilities of approximately $970 million and $2.2 billion, respectively related to customer contractual obligations on certain programs with terms less favorable than could be realized in market transactions as of the acquisition date. These liabilities are being liquidated in accordance with the underlying pattern of obligations, as reflected by the net cash outflows incurred on the contracts. Total consumption of the contractual obligations for the years ended December 31, 2018 and 2017 was approximately $252 million and $217 million, respectively. The balance of the contractual obligations at December 31, 2018 was $1,690 million, with future consumption expected to be as follows: $381 million in 2019, $295 million in 2020, $217 million in 2021, $163 million in 2022, $134 million in 2023 and $500 million thereafter.